U.S. SECURITIES AND EXCHANGE COMMISSION
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                         WASHINGTON, D.C. 20549




                             FORM 8-K


                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                  Date of Report March 7, 2006
               (Date of earliest event reported)


                       EACO CORPORATION
        (Exact name of registrant as specified in its charter)


                          Florida
        (State or other jurisdiction of incorporation)

     0-14311                               59-2597349
(Commission File Number)        (IRS Employer Identification No.)


 2113 Florida Boulevard, Neptune Beach, FL          32266
 (Address principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (904) 241-9798

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Item 8.01.  Other Events

On March 7, 2006, EACO Corporation issued a press release announcing operating results for the fourth quarter and fiscal year ended December 28, 2005.

Item 7.  Financial Statements and Exhibits

         (c)     Exhibits.

         99.1    Press release dated March 7, 2006.


                         SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            EACO Corporation


Date:  March 9, 2006        By: /s/ Edward B. Alexander
                            Edward B. Alexander, President/
                            Chief Operating Officer

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                         EXHIBIT INDEX

Exhibit No.

    99.1        Press release dated March 7, 2006 issued by
                EACO Corporation.

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